Andatee China Marine Fuel Services Corporation Regains Compliance With NASDAQ $1.00 Minimum Bid Price Rule

DALIAN, China, Oct. 17, 2013 (GLOBE NEWSWIRE) -- Andatee China Marine Fuel Services Corporation (AMCF), a leading producer, distributor, and retailer of quality marine fuel for small cargo and fishing vessels in China (the "Company"), today announced that on October 15, 2013, NASDAQ notified the Company that it had regained compliance Rule 5550(a)(2), which requires a minimum bid price of $1.00 for continued listing on the NASDAQ Stock Market and that the matter was now closed.

An Fengbin, Andatee's Chairman and CEO, commenting on the announcement, stated that "Regaining compliance with NASDAQ's minimum bid price rule is a significant achievement for the Company. With this issue behind us, the Company's management will continue to pursue its objective of maximizing shareholder value and strengthening the Company's core business. We remain committed to improving all aspects of our operations, including expanding our supplier network for procuring raw material, expanding our blending capacity by building and acquiring additional facilities, and improving distribution", he concluded.

About Andatee China Marine Fuel Services Corporation

Andatee China Marine Fuel Services Corporation is a leading independent operator engaged in the production, storage, distribution, wholesale purchase and sale of blended marine fuel oil for cargo and fishing vessels in northern China. Andatee provides customers with value-added benefits, including single-supplier convenience, competitive pricing, logistical support and fuel quality control. Its products are substitutes for diesel used throughout east China fishing industry. Backed by core facilities, such as storage tanks, marine fuel pumps, blending facilities and berths (the space allotted to a vessel at the wharf) and small- to medium-sized cargo vessels, its sales network covers major depots along the towns of the east coast of China.

Safe Harbor Relating to the Forward Looking Statements

Statements contained in this press release not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. All forward-looking statements included herein are based upon information available to the Company as of the date hereof and, except as is expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. To the extent that any statements made here are not historical, these statements are essentially forward-looking. The Company uses words and phrases such as "guidance," "forecasted," "projects," "is expected," "remain confident," "will" and/or similar expressions to identify forward-looking statements in this press release. Undue reliance should not be placed on forward-looking information. The Company may also make written or oral forward-looking statements in its periodic reports filed with the U.S. Securities and Exchange Commission and other written materials and in oral statements made by its officers, directors or employees to third parties. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. Such risk factors include, without limitation, our ability to properly execute our business model, oil price stability, to address price and demand volatility, to counter weather and seasonal fluctuations, to attract and retain management and operational personnel, potential volatility in future earnings, fluctuations in the Company's operating results, our ability to expand geographically into new markets and successfully integrate future acquisitions, our ability to integrate and capitalize on the recent acquisitions, PRC governmental decisions and regulation, and existing and future competition that the Company is facing. Additional risks that could affect our future operating results are more fully described in our U.S. Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC and other subsequent filings. These filings are available at http://www.sec.gov. The Company may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the SEC and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf.

Contact:

For more information, please contact:

Company Contact:

Mr. Wang Hao

Chief Financial Officer

Andatee China Marine Fuel Services Corporation

Phone: +86-411-8240-8835

42736-0000

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